Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                   Distribution Date: 7/15/2003

Section 5.2 - Supplement                                           Class A         Class B       Collateral               Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                   0.00           0.00            0.00                    0.00

(ii)     Monthly Interest Distributed                            1,477,388.89     143,790.85      218,105.14            1,839,284.87
         Deficiency Amounts                                              0.00           0.00                                    0.00
         Additional Interest                                             0.00           0.00                                    0.00
         Accrued and Unpaid Interest                                                                    0.00                    0.00

(iii)    Collections of Principal Receivables                  221,156,412.94  18,429,595.77   23,695,435.27          263,281,443.98

(iv)     Collections of Finance Charge Receivables              17,714,500.87   1,476,199.97    1,897,990.67           21,088,691.51

(v)      Aggregate Amount of Principal Receivables                                                                 32,975,113,135.29

                                           Investor Interest 1,400,000,000.00 116,666,000.00  150,000,666.67        1,666,666,666.67
                                           Adjusted Interest 1,400,000,000.00 116,666,000.00  150,000,666.67        1,666,666,666.67

                                                    Series
         Floating Investor Percentage                  5.05%           84.00%          7.00%           9.00%                 100.00%
         Fixed Investor Percentage                     5.05%           84.00%          7.00%           9.00%                 100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.80%
                 30 to 59 days                                                                                                 1.31%
                 60 to 89 days                                                                                                 0.96%
                 90 or more days                                                                                               1.93%
                                                                                                                 -------------------
                                                  Total Receivables                                                          100.00%

(vii)    Investor Default Amount                                 7,888,968.24     657,410.26      845,250.35            9,391,628.86

(viii)   Investor Charge-Offs                                            0.00           0.00            0.00                    0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00            0.00

(x)      Net Servicing Fee                                       1,166,666.67      97,221.67      125,000.56            1,388,888.89

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                                       8.63%

(xii)    Reallocated Monthly Principal                                                  0.00            0.00                    0.00

(xiii)   Closing Investor Interest (Class A Adjusted)        1,400,000,000.00 116,666,000.00  150,000,666.67        1,666,666,666.67

(xiv)    LIBOR 1.18000%

(xv)     Principal Funding Account Balance                                                                                      0.00

(xvii)   Accumulation Shortfall                                                                                                 0.00

(xviii)  Principal Funding Investment Proceeds                                                                                  0.00

(xx)     Principal Investment Funding Shortfall                                                                                 0.00

(xxi)    Available Funds                                        16,547,834.21   1,378,978.30    1,772,990.12           19,699,802.63

(xxii)   Certificate Rate                                            1.31000%       1.53000%        1.80500%

-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
       ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                   Distribution Date: 7/15/2003

Section 5.2 - Supplement                                        Class A          Class B        Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                0.00             0.00             0.00                   0.00

(ii)     Monthly Interest Distributed                         1,176,513.89       113,482.24       181,638.88           1,471,635.02
         Deficiency Amounts                                           0.00             0.00                                    0.00
         Additional Interest                                          0.00             0.00                                    0.00
         Accrued and Unpaid Interest                                                                    0.00                   0.00

(iii)    Collections of Principal Receivables               181,664,196.35    15,138,630.37    19,464,073.69         216,266,900.41

(iv)     Collections of Finance Charge Receivables           14,551,197.14     1,212,595.54     1,559,061.05          17,322,853.74

(v)      Aggregate Amount of Principal Receivables                                                                32,975,113,135.29

                                        Investor Interest 1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00
                                        Adjusted Interest 1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00

                                                   Series
         Floating Investor Percentage                4.15%          84.00%            7.00%            9.00%                100.00%
         Fixed Investor Percentage                   4.15%          84.00%            7.00%            9.00%                100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                     95.80%
                 30 to 59 days                                                                                                1.31%
                 60 to 89 days                                                                                                0.96%
                 90 or more days                                                                                              1.93%
                                                                                                               --------------------
                                                  Total Receivables                                                         100.00%

(vii)    Investor Default Amount                              6,480,223.91       540,016.78       694,311.58           7,714,552.27

(viii)   Investor Charge-Offs                                         0.00             0.00             0.00                   0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                   0.00             0.00             0.00

(x)      Net Servicing Fee                                      958,333.33        79,860.83       102,678.85           1,140,873.02

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                                      8.63%

(xii)    Reallocated Monthly Principal                                                 0.00             0.00                   0.00

(xiii)   Closing Investor Interest (Class A Adjusted)      1,150,000,000.00   95,833,000.00   123,214,619.00       1,369,047,619.00

(xiv)    LIBOR                                                                                                             1.18000%

(xv)     Principal Funding Account Balance                                                                                     0.00

(xvii)   Accumulation Shortfall                                                                                                0.00

(xviii)  Principal Funding Investment Proceeds                                                                                 0.00

(xx)     Principal Investment Funding Shortfall                                                                                0.00

(xxi)    Available Funds                                     13,592,863.81     1,132,734.71     1,456,382.20          16,181,980.73

(xxii)   Certificate Rate                                         1.27000%         1.47000%         1.83000%

-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                       Class A        Class B     Collateral              Total
--------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                             0.00           0.00          0.00                   0.00

(ii)     Monthly Interest Distributed                        701,638.89      67,195.93    109,912.67             878,747.49
         Deficiency Amounts                                        0.00           0.00                                 0.00
         Additional Interest                                       0.00           0.00                                 0.00
         Accrued and Unpaid Interest                                                            0.00                   0.00

(iii)    Collections of Principal Receivables            102,679,763.15   8,556,541.62 11,001,508.54         122,237,813.31

(iv)     Collections of Finance Charge Receivables         8,224,589.69     685,374.04    881,214.48           9,791,178.21

(v)      Aggregate Amount of Principal Receivables                                                        32,975,113,135.29

                                        Investor Interest 650,000,000.00  54,166,000.00 69,643,524.00        773,809,524.00
                                        Adjusted Interest 650,000,000.00  54,166,000.00 69,643,524.00        773,809,524.00

                                               Series
         Floating Investor Percentage              2.35%         84.00%          7.00%         9.00%                100.00%
         Fixed Investor Percentage                 2.35%         84.00%          7.00%         9.00%                100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                             95.80%
                 30 to 59 days                                                                                        1.31%
                 60 to 89 days                                                                                        0.96%
                 90 or more days                                                                                      1.93%
                                                                                                         -------------------
                                            Total Receivables                                                       100.00%

(vii)    Investor Default Amount                           3,662,735.25     305,224.18    392,439.68           4,360,399.11

(viii)   Investor Charge-Offs                                      0.00           0.00          0.00                   0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                0.00           0.00          0.00

(x)      Net Servicing Fee                                   541,666.67      45,138.33     58,036.27             644,841.27

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                              8.64%

(xii)    Reallocated Monthly Principal                                            0.00          0.00                   0.00

(xiii)   Closing Investor Interest (Class A Adjusted)    650,000,000.00  54,166,000.00 69,643,524.00         773,809,524.00

(xiv)    LIBOR                                                                                                     1.18000%

(xv)     Principal Funding Account Balance                                                                             0.00

(xvii)   Accumulation Shortfall                                                                                        0.00

(xviii)  Principal Funding Investment Proceeds                                                                         0.00

(xx)     Principal Investment Funding Shortfall                                                                        0.00

(xxi)    Available Funds                                   7,685,027.91     640,235.71    823,178.21           9,148,441.83

(xxii)   Certificate Rate                                      1.34000%       1.54000%      2.03000%

--------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                        Class A           Class B      Collateral                Total
---------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                             0.00              0.00             0.00                   0.00

(ii)     Monthly Interest Distributed                        809,583.33         79,045.14       147,589.29           1,036,217.76
         Deficiency Amounts                                        0.00              0.00                                    0.00
         Additional Interest                                       0.00              0.00                                    0.00
         Accrued and Unpaid Interest                                                                  0.00                   0.00

(iii)    Collections of Principal Receivables            118,476,649.79      9,873,054.15    12,693,926.79         141,043,630.73

(iv)     Collections of Finance Charge Receivables         9,489,911.18        790,825.93     1,016,776.20          11,297,513.31

(v)      Aggregate Amount of Principal Receivables                                                              32,975,113,135.29

                                       Investor Interest 750,000,000.00     62,500,000.00    80,357,143.00         892,857,143.00
                                       Adjusted Interest 750,000,000.00     62,500,000.00    80,357,143.00         892,857,143.00

                                               Series
         Floating Investor Percentage              2.71%         84.00%             7.00%            9.00%                100.00%
         Fixed Investor Percentage                 2.71%         84.00%             7.00%            9.00%                100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                   95.80%
                 30 to 59 days                                                                                              1.31%
                 60 to 89 days                                                                                              0.96%
                 90 or more days                                                                                            1.93%
                                                                                                               ------------------
                                            Total Receivables                                                             100.00%

(vii)    Investor Default Amount                           4,226,232.98        352,186.08       452,810.68           5,031,229.74

(viii)   Investor Charge-Offs                                      0.00              0.00             0.00                   0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                0.00              0.00             0.00

(x)      Net Servicing Fee                                   625,000.00         52,083.33        66,964.29             744,047.62

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                                    8.63%

(xii)    Reallocated Monthly Principal                                               0.00             0.00                   0.00

(xiii)   Closing Investor Interest (Class A Adjusted)    750,000,000.00     62,500,000.00    80,357,143.00         892,857,143.00

(xiv)    LIBOR                                                                                                           1.18000%

(xv)     Principal Funding Account Balance                                                                                   0.00

(xvii)   Accumulation Shortfall                                                                                              0.00

(xviii)  Principal Funding Investment Proceeds                                                                               0.00

(xx)     Principal Investment Funding Shortfall                                                                              0.00

(xxi)    Available Funds                                   8,864,911.18        738,742.60       949,811.91          10,553,465.69

(xxii)   Certificate Rate                                      1.34000%          1.57000%         2.38000%

---------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                                                                     Total
---------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                             0.00                                                0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                 4,717,500.00
         Class B Note Interest Requirement                   279,708.54
         Net Class C Note Interest Requirement                84,391.77                                        5,081,600.31

(iii)    Collections of Principal Receivables                                                                152,583,707.73

(iv)     Collections of Finance Charge Receivables                                                            12,221,866.81

(v)      Aggregate Amount of Principal Receivables                                                        32,975,113,135.29

                          Investor Interest                                                                  965,910,000.00
                          Adjusted Interest                                                                  965,910,000.00


         Floating Investor Percentage                                                                                 2.93%
         Fixed Investor Percentage                                                                                    2.93%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                             95.80%
                 30 to 59 days                                                                                        1.31%
                 60 to 89 days                                                                                        0.96%
                 90 or more days                                                                                      1.93%
                                                                                                        -------------------
                                            Total Receivables                                                       100.00%

(vii)    Investor Default Amount                                                                               5,442,880.94

(viii)   Investor Charge-Offs                                                                                          0.00

(ix)     Reimbursed Investor Charge-Offs                                                                               0.00

(x)      Net Servicing Fee                                                                                       804,925.00

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                              8.63%

(xii)    Portfolio Supplemented Yield                                                                                10.15%

(xiii)   Reallocated Monthly Principal                                                                                 0.00

(xiv)    Accumulation Shortfall                                                                                        0.00

(xv)     Principal Funding Investment Proceeds                                                                         0.00

(xvi)    Principal Funding Investment Shortfall                                                                        0.00

(xvii)   Available Investor Finance Charge Collections                                                        11,416,941.81

(xviii)  Note  Rate                         Class A            6.66000%
                                            Class B            6.95000%
                                            Class C            2.13000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                                                                      Total
----------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                               0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                     815,625.00
         Class B Note Interest Requirement                      77,031.25
         Net Class C Note Interest Requirement                 116,330.87                                       1,008,987.12

(iii)    Collections of Principal Receivables                                                                 141,043,608.14

(iv)     Collections of Finance Charge Receivables                                                             11,297,511.50

(v)      Aggregate Amount of Principal Receivables                                                         32,975,113,135.29

                          Investor Interest                                                                   892,857,000.00
                          Adjusted Interest                                                                   892,857,000.00


         Floating Investor Percentage                                                                                  2.71%
         Fixed Investor Percentage                                                                                     2.71%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                              95.80%
                 30 to 59 days                                                                                         1.31%
                 60 to 89 days                                                                                         0.96%
                 90 or more days                                                                                       1.93%
                                                                                                         -------------------
                                            Total Receivables                                                        100.00%

(vii)    Investor Default Amount                                                                                5,031,228.94

(viii)   Investor Charge-Offs                                                                                           0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                0.00

(x)      Net Servicing Fee                                                                                        744,047.50

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                               8.63%

(xii)    Reallocated Monthly Principal                                                                                  0.00

(xiii)   Accumulation Shortfall                                                                                         0.00

(xiv)    Principal Funding Investment Proceeds                                                                          0.00

(xv)     Principal Funding Investment Shortfall                                                                         0.00

(xvi)    Available Investor Finance Charge Collections                                                         10,553,464.00

(xxii)   Note Rate                          Class A              1.35000%
                                            Class B              1.53000%
                                            Class C              1.91000%

----------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-3

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                                                                      Total
----------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                               0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                     791,458.33
         Class B Note Interest Requirement                      77,031.25
         Net Class C Note Interest Requirement                 114,388.90                                         982,878.49

(iii)    Collections of Principal Receivables                                                                 141,043,608.14

(iv)     Collections of Finance Charge Receivables                                                             11,297,511.50

(v)      Aggregate Amount of Principal Receivables                                                         32,975,113,135.29

                          Investor Interest                                                                   892,857,000.00
                          Adjusted Interest                                                                   892,857,000.00


         Floating Investor Percentage                                                                                  2.71%
         Fixed Investor Percentage                                                                                     2.71%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                              95.80%
                 30 to 59 days                                                                                         1.31%
                 60 to 89 days                                                                                         0.96%
                 90 or more days                                                                                       1.93%
                                                                                                         -------------------
                                            Total Receivables                                                        100.00%

(vii)    Investor Default Amount                                                                                5,031,228.94

(viii)   Investor Charge-Offs                                                                                           0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                0.00

(x)      Net Servicing Fee                                                                                        744,047.50

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                               8.63%

(xii)    Reallocated Monthly Principal                                                                                  0.00

(xiii)   Accumulation Shortfall                                                                                         0.00

(xiv)    Principal Funding Investment Proceeds                                                                          0.00

(xv)     Principal Funding Investment Shortfall                                                                         0.00

(xvi)    Available Investor Finance Charge Collections                                                         10,553,464.00

(xxii)   Note Rate                        Class A              1.31000%
                                          Class B              1.53000%
                                          Class C              1.88000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-1

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                               0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                     759,220.00
         Class B Note Interest Requirement                      75,730.28
         Net Class C Note Interest Requirement                 118,142.15                                         953,092.43

(iii)    Collections of Principal Receivables                                                                 134,273,536.43

(iv)     Collections of Finance Charge Receivables                                                             10,755,232.67

(v)      Aggregate Amount of Principal Receivables                                                         32,975,113,135.29

                          Investor Interest                                                                   850,000,000.00
                          Adjusted Interest                                                                   850,000,000.00


         Floating Investor Percentage                                                                                  2.58%
         Fixed Investor Percentage                                                                                     2.58%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                              95.80%
                 30 to 59 days                                                                                         1.31%
                 60 to 89 days                                                                                         0.96%
                 90 or more days                                                                                       1.93%
                                                                                                         -------------------
                                            Total Receivables                                                        100.00%

(vii)    Investor Default Amount                                                                                4,789,730.72

(viii)   Investor Charge-Offs                                                                                           0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                0.00

(x)      Net Servicing Fee                                                                                        708,333.33

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                               8.63%

(xii)    Reallocated Monthly Principal                                                                                  0.00

(xiii)   Accumulation Shortfall                                                                                         0.00

(xiv)    Principal Funding Investment Proceeds                                                                          0.00

(xv)     Principal Funding Investment Shortfall                                                                         0.00

(xvi)    Available Investor Finance Charge Collections                                                         10,046,899.34

(xxii)   Note Rate                          Class A              1.32000%
                                            Class B              1.58000%
                                            Class C              2.03000%

----------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-2

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                                                                         Total
----------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                               0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                     523,611.11
         Class B Note Interest Requirement                      51,688.99
         Net Class C Note Interest Requirement                  84,891.29                                         660,191.39

(iii)    Collections of Principal Receivables                                                                  94,029,072.09

(iv)     Collections of Finance Charge Receivables                                                              7,531,674.34

(v)      Aggregate Amount of Principal Receivables                                                         32,975,113,135.29

                          Investor Interest                                                                   595,238,000.00
                          Adjusted Interest                                                                   595,238,000.00


         Floating Investor Percentage                                                                                  1.81%
         Fixed Investor Percentage                                                                                     1.81%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                              95.80%
                 30 to 59 days                                                                                         1.31%
                 60 to 89 days                                                                                         0.96%
                 90 or more days                                                                                       1.93%
                                                                                                         -------------------
                                            Total Receivables                                                        100.00%

(vii)    Investor Default Amount                                                                                3,354,152.63

(viii)   Investor Charge-Offs                                                                                           0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                0.00

(x)      Net Servicing Fee                                                                                        496,031.67

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                               8.63%

(xii)    Reallocated Monthly Principal                                                                                  0.00

(xiii)   Accumulation Shortfall                                                                                         0.00

(xiv)    Principal Funding Investment Proceeds                                                                          0.00

(xv)     Principal Funding Investment Shortfall                                                                         0.00

(xvi)    Available Investor Finance Charge Collections                                                          7,035,642.67

(xxii)   Note Rate                         Class A              1.30000%
                                           Class B              1.54000%
                                           Class C              2.08000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-3

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                                                                      Total
----------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                               0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                     755,208.33
         Class B Note Interest Requirement                      76,527.78
         Net Class C Note Interest Requirement                 124,098.71                                         955,834.82

(iii)    Collections of Principal Receivables                                                                 141,043,608.14

(iv)     Collections of Finance Charge Receivables                                                             11,297,511.50

(v)      Aggregate Amount of Principal Receivables                                                         32,975,113,135.29

                          Investor Interest                                                                   892,857,000.00
                          Adjusted Interest                                                                   892,857,000.00


         Floating Investor Percentage                                                                                  2.71%
         Fixed Investor Percentage                                                                                     2.71%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                              95.80%
                 30 to 59 days                                                                                         1.31%
                 60 to 89 days                                                                                         0.96%
                 90 or more days                                                                                       1.93%
                                                                                                         -------------------
                                            Total Receivables                                                        100.00%

(vii)    Investor Default Amount                                                                                5,031,228.94

(viii)   Investor Charge-Offs                                                                                           0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                0.00

(x)      Net Servicing Fee                                                                                        744,047.50

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                               8.63%

(xii)    Reallocated Monthly Principal                                                                                  0.00

(xiii)   Accumulation Shortfall                                                                                         0.00

(xiv)    Principal Funding Investment Proceeds                                                                          0.00

(xv)     Principal Funding Investment Shortfall                                                                         0.00

(xvi)    Available Investor Finance Charge Collections                                                         10,553,464.00

(xxii)   Note Rate                          Class A              1.25000%
                                            Class B              1.52000%
                                            Class C              2.03000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-4

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                                                                      Total
-----------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                               0.00                                               0.00

(ii)     Monthly Distribution allocable to :
         Class A Note Interest Requirement                     882,576.33
         Class B Note Interest Requirement                      87,966.67
         Net Class C Note Interest Requirement                 142,615.78                                       1,113,158.78

(iii)    Collections of Principal Receivables                                                                 157,968,866.39

(iv)     Collections of Finance Charge Receivables                                                             12,653,214.91

(v)      Aggregate Amount of Principal Receivables                                                         32,975,113,135.29

                          Investor Interest                                                                 1,000,000,000.00
                          Adjusted Interest                                                                 1,000,000,000.00


         Floating Investor Percentage                                                                                  3.03%
         Fixed Investor Percentage                                                                                     3.03%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                              95.80%
                 30 to 59 days                                                                                         1.31%
                 60 to 89 days                                                                                         0.96%
                 90 or more days                                                                                       1.93%
                                                                                                         -------------------
                                            Total Receivables                                                        100.00%

(vii)    Investor Default Amount                                                                                5,634,977.31

(viii)   Investor Charge-Offs                                                                                           0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                0.00

(x)      Net Servicing Fee                                                                                        833,333.33

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                               8.63%

(xii)    Reallocated Monthly Principal                                                                                  0.00

(xiii)   Accumulation Shortfall                                                                                         0.00

(xiv)    Principal Funding Investment Proceeds                                                                          0.00

(xv)     Principal Funding Investment Shortfall                                                                         0.00

(xvi)    Available Investor Finance Charge Collections                                                         11,819,881.58

(xxii)   Note Rate                          Class A              5.50000%
                                            Class B              1.56000%
                                            Class C              2.08000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-5

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                                                                      Total
-----------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                               0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                   1,299,200.00
         Class B Note Interest Requirement                     137,870.83
         Net Class C Note Interest Requirement                 224,798.68                                       1,661,869.51

(iii)    Collections of Principal Receivables                                                                 236,953,299.58

(iv)     Collections of Finance Charge Receivables                                                             18,979,822.36

(v)      Aggregate Amount of Principal Receivables                                                         32,975,113,135.29

                          Investor Interest                                                                 1,500,000,000.00
                          Adjusted Interest                                                                 1,500,000,000.00


         Floating Investor Percentage                                                                                  4.55%
         Fixed Investor Percentage                                                                                     4.55%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                              95.80%
                 30 to 59 days                                                                                         1.31%
                 60 to 89 days                                                                                         0.96%
                 90 or more days                                                                                       1.93%
                                                                                                         -------------------
                                            Total Receivables                                                        100.00%

(vii)    Investor Default Amount                                                                                8,452,465.97

(viii)   Investor Charge-Offs                                                                                           0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                0.00

(x)      Net Servicing Fee                                                                                      1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                               8.63%

(xii)    Reallocated Monthly Principal                                                                                  0.00

(xiii)   Accumulation Shortfall                                                                                         0.00

(xiv)    Principal Funding Investment Proceeds                                                                          0.00

(xv)     Principal Funding Investment Shortfall                                                                         0.00

(xvi)    Available Investor Finance Charge Collections                                                         17,729,822.36

(xxii)   Note Rate                          Class A              1.28000%
                                            Class B              1.63000%
                                            Class C              2.18000%

-----------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-6

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                               0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                   1,063,720.00
         Class B Note Interest Requirement                     112,326.67
         Net Class C Note Interest Requirement                 188,538.95                                       1,364,585.62

(iii)    Collections of Principal Receivables                                                                 189,562,639.67

(iv)     Collections of Finance Charge Receivables                                                             15,183,857.89

(v)      Aggregate Amount of Principal Receivables                                                         32,975,113,135.29

                          Investor Interest                                                                 1,200,000,000.00
                          Adjusted Interest                                                                 1,200,000,000.00


         Floating Investor Percentage                                                                                  3.64%
         Fixed Investor Percentage                                                                                     3.64%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                              95.80%
                 30 to 59 days                                                                                         1.31%
                 60 to 89 days                                                                                         0.96%
                 90 or more days                                                                                       1.93%
                                                                                                         -------------------
                                            Total Receivables                                                        100.00%

(vii)    Investor Default Amount                                                                                6,761,972.78

(viii)   Investor Charge-Offs                                                                                           0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                0.00

(x)      Net Servicing Fee                                                                                      1,000,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                               8.63%

(xii)    Reallocated Monthly Principal                                                                                  0.00

(xiii)   Accumulation Shortfall                                                                                         0.00

(xiv)    Principal Funding Investment Proceeds                                                                          0.00

(xv)     Principal Funding Investment Shortfall                                                                         0.00

(xvi)    Available Investor Finance Charge Collections                                                         14,183,857.89

(xxii)   Note Rate                          Class A              1.31000%
                                            Class B              1.66000%
                                            Class C              2.28000%

-----------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-1

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                                                                      Total
-----------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                               0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                     866,133.33
         Class B Note Interest Requirement                      88,530.56
         Net Class C Note Interest Requirement                 148,415.78                                       1,103,079.67

(iii)    Collections of Principal Receivables                                                                 157,968,866.39

(iv)     Collections of Finance Charge Receivables                                                             12,653,214.91

(v)      Aggregate Amount of Principal Receivables                                                         32,975,113,135.29

                          Investor Interest                                                                 1,000,000,000.00
                          Adjusted Interest                                                                 1,000,000,000.00


         Floating Investor Percentage                                                                                  3.03%
         Fixed Investor Percentage                                                                                     3.03%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                              95.80%
                 30 to 59 days                                                                                         1.31%
                 60 to 89 days                                                                                         0.96%
                 90 or more days                                                                                       1.93%
                                                                                                         -------------------
                                            Total Receivables                                                        100.00%

(vii)    Investor Default Amount                                                                                5,634,977.31

(viii)   Investor Charge-Offs                                                                                           0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                0.00

(x)      Net Servicing Fee                                                                                        833,333.33

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                               8.63%

(xii)    Reallocated Monthly Principal                                                                                  0.00

(xiii)   Accumulation Shortfall                                                                                         0.00

(xiv)    Principal Funding Investment Proceeds                                                                          0.00

(xv)     Principal Funding Investment Shortfall                                                                         0.00

(xvi)    Available Investor Finance Charge Collections                                                         11,819,881.58

(xxii)   Note Rate                          Class A              1.28000%
                                            Class B              1.57000%
                                            Class C              2.16000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-2

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                                                                      Total
-----------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                               0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                   1,165,220.00
         Class B Note Interest Requirement                     119,206.11
         Net Class C Note Interest Requirement                 199,662.10                                       1,484,088.21

(iii)    Collections of Principal Receivables                                                                 221,156,412.94

(iv)     Collections of Finance Charge Receivables                                                             17,714,500.87

(v)      Aggregate Amount of Principal Receivables                                                         32,975,113,135.29

                          Investor Interest                                                                 1,400,000,000.00
                          Adjusted Interest                                                                 1,400,000,000.00


         Floating Investor Percentage                                                                                  4.25%
         Fixed Investor Percentage                                                                                     4.25%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                              95.80%
                 30 to 59 days                                                                                         1.31%
                 60 to 89 days                                                                                         0.96%
                 90 or more days                                                                                       1.93%
                                                                                                         -------------------
                                            Total Receivables                                                        100.00%

(vii)    Investor Default Amount                                                                                7,888,968.24

(viii)   Investor Charge-Offs                                                                                           0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                0.00

(x)      Net Servicing Fee                                                                                      1,166,666.67

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                               8.63%

(xii)    Reallocated Monthly Principal                                                                                  0.00

(xiii)   Accumulation Shortfall                                                                                         0.00

(xiv)    Principal Funding Investment Proceeds                                                                          0.00

(xv)     Principal Funding Investment Shortfall                                                                         0.00

(xvi)    Available Investor Finance Charge Collections                                                         16,547,834.21

(xxii)   Note Rate                          Class A              1.23000%
                                            Class B              1.51000%
                                            Class C              2.08000%

-----------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-3

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                                                                         Total
----------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                               0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                   1,370,250.00
         Class B Note Interest Requirement                     137,870.83
         Net Class C Note Interest Requirement                 228,061.18                                       1,736,182.01

(iii)    Collections of Principal Receivables                                                                 236,953,299.58

(iv)     Collections of Finance Charge Receivables                                                             18,979,822.36

(v)      Aggregate Amount of Principal Receivables                                                         32,975,113,135.29

                          Investor Interest                                                                 1,500,000,000.00
                          Adjusted Interest                                                                 1,500,000,000.00


         Floating Investor Percentage                                                                                  4.55%
         Fixed Investor Percentage                                                                                     4.55%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                              95.80%
                 30 to 59 days                                                                                         1.31%
                 60 to 89 days                                                                                         0.96%
                 90 or more days                                                                                       1.93%
                                                                                                         -------------------
                                            Total Receivables                                                        100.00%

(vii)    Investor Default Amount                                                                                8,452,465.97

(viii)   Investor Charge-Offs                                                                                           0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                0.00

(x)      Net Servicing Fee                                                                                      1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                               8.63%

(xii)    Reallocated Monthly Principal                                                                                  0.00

(xiii)   Accumulation Shortfall                                                                                         0.00

(xiv)    Principal Funding Investment Proceeds                                                                          0.00

(xv)     Principal Funding Investment Shortfall                                                                         0.00

(xvi)    Available Investor Finance Charge Collections                                                         17,729,822.36

(xxii)   Note Rate                          Class A              1.35000%
                                            Class B              1.63000%
                                            Class C              2.21000%

----------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-4

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                                                                      Total
----------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                               0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                   1,248,450.00
         Class B Note Interest Requirement                     126,029.17
         Net Class C Note Interest Requirement                 207,398.68                                       1,581,877.85

(iii)    Collections of Principal Receivables                                                                 236,953,299.58

(iv)     Collections of Finance Charge Receivables                                                             18,979,822.36

(v)      Aggregate Amount of Principal Receivables                                                         32,975,113,135.29

                          Investor Interest                                                                 1,500,000,000.00
                          Adjusted Interest                                                                 1,500,000,000.00


         Floating Investor Percentage                                                                                  4.55%
         Fixed Investor Percentage                                                                                     4.55%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                              95.80%
                 30 to 59 days                                                                                         1.31%
                 60 to 89 days                                                                                         0.96%
                 90 or more days                                                                                       1.93%
                                                                                                         -------------------
                                            Total Receivables                                                        100.00%

(vii)    Investor Default Amount                                                                                8,452,465.97

(viii)   Investor Charge-Offs                                                                                           0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                0.00

(x)      Net Servicing Fee                                                                                      1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                               8.63%

(xii)    Reallocated Monthly Principal                                                                                  0.00

(xiii)   Accumulation Shortfall                                                                                         0.00

(xiv)    Principal Funding Investment Proceeds                                                                          0.00

(xv)     Principal Funding Investment Shortfall                                                                         0.00

(xvi)    Available Investor Finance Charge Collections                                                         17,729,822.36

(xxii)   Note Rate                          Class A              1.23000%
                                            Class B              1.49000%
                                            Class C              2.02000%

----------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-5

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                                                                      Total
-----------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                               0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                     866,133.33
         Class B Note Interest Requirement                      86,838.89
         Net Class C Note Interest Requirement                 146,240.78                                       1,099,213.00

(iii)    Collections of Principal Receivables                                                                 157,968,866.39

(iv)     Collections of Finance Charge Receivables                                                             12,653,214.91

(v)      Aggregate Amount of Principal Receivables                                                         32,975,113,135.29

                          Investor Interest                                                                 1,000,000,000.00
                          Adjusted Interest                                                                 1,000,000,000.00


         Floating Investor Percentage                                                                                  3.03%
         Fixed Investor Percentage                                                                                     3.03%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                              95.80%
                 30 to 59 days                                                                                         1.31%
                 60 to 89 days                                                                                         0.96%
                 90 or more days                                                                                       1.93%
                                                                                                         -------------------
                                            Total Receivables                                                        100.00%

(vii)    Investor Default Amount                                                                                5,634,977.31

(viii)   Investor Charge-Offs                                                                                           0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                0.00

(x)      Net Servicing Fee                                                                                        833,333.33

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                               8.63%

(xii)    Reallocated Monthly Principal                                                                                  0.00

(xiii)   Accumulation Shortfall                                                                                         0.00

(xiv)    Principal Funding Investment Proceeds                                                                          0.00

(xv)     Principal Funding Investment Shortfall                                                                         0.00

(xvi)    Available Investor Finance Charge Collections                                                         11,819,881.58

(xxii)   Note Rate                          Class A              1.28000%
                                            Class B              1.54000%
                                            Class C              2.13000%

-----------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-6

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                                                                          Total
-----------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                               0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                     922,973.33
         Class B Note Interest Requirement                      94,902.50
         Net Class C Note Interest Requirement                 168,839.86                                       1,186,715.69

(iii)    Collections of Principal Receivables                                                                 173,765,753.03

(iv)     Collections of Finance Charge Receivables                                                             13,918,536.40

(v)      Aggregate Amount of Principal Receivables                                                         32,975,113,135.29

                          Investor Interest                                                                 1,100,000,000.00
                          Adjusted Interest                                                                 1,100,000,000.00


         Floating Investor Percentage                                                                                  3.34%
         Fixed Investor Percentage                                                                                     3.34%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                              95.80%
                 30 to 59 days                                                                                         1.31%
                 60 to 89 days                                                                                         0.96%
                 90 or more days                                                                                       1.93%
                                                                                                         -------------------
                                            Total Receivables                                                        100.00%

(vii)    Investor Default Amount                                                                                6,198,475.04

(viii)   Investor Charge-Offs                                                                                           0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                0.00

(x)      Net Servicing Fee                                                                                        916,666.67

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                               8.63%

(xii)    Reallocated Monthly Principal                                                                                  0.00

(xiii)   Accumulation Shortfall                                                                                         0.00

(xiv)    Principal Funding Investment Proceeds                                                                          0.00

(xv)     Principal Funding Investment Shortfall                                                                         0.00

(xvi)    Available Investor Finance Charge Collections                                                         13,001,869.73

(xxii)   Note Rate                          Class A              1.24000%
                                            Class B              1.53000%
                                            Class C              2.23000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-7

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                                                                      Total
-----------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                               0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                     659,750.00
         Class B Note Interest Requirement                      68,089.58
         Net Class C Note Interest Requirement                 125,993.07                                         853,832.65

(iii)    Collections of Principal Receivables                                                                 118,476,649.79

(iv)     Collections of Finance Charge Receivables                                                              9,489,911.18

(v)      Aggregate Amount of Principal Receivables                                                         32,975,113,135.29

                          Investor Interest                                                                   750,000,000.00
                          Adjusted Interest                                                                   750,000,000.00


         Floating Investor Percentage                                                                                  2.27%
         Fixed Investor Percentage                                                                                     2.27%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                              95.80%
                 30 to 59 days                                                                                         1.31%
                 60 to 89 days                                                                                         0.96%
                 90 or more days                                                                                       1.93%
                                                                                                         -------------------
                                            Total Receivables                                                        100.00%

(vii)    Investor Default Amount                                                                                4,226,232.98

(viii)   Investor Charge-Offs                                                                                           0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                0.00

(x)      Net Servicing Fee                                                                                        625,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                               8.63%

(xii)    Reallocated Monthly Principal                                                                                  0.00

(xiii)   Accumulation Shortfall                                                                                         0.00

(xiv)    Principal Funding Investment Proceeds                                                                          0.00

(xv)     Principal Funding Investment Shortfall                                                                         0.00

(xvi)    Available Investor Finance Charge Collections                                                          8,864,911.18

(xxii)   Note Rate                          Class A              1.30000%
                                            Class B              1.61000%
                                            Class C              2.43000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-8

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                                                                      Total
----------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                               0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                     922,973.33
         Class B Note Interest Requirement                      96,143.06
         Net Class C Note Interest Requirement                 172,827.36                                       1,191,943.75

(iii)    Collections of Principal Receivables                                                                 173,765,753.03

(iv)     Collections of Finance Charge Receivables                                                             13,918,536.40

(v)      Aggregate Amount of Principal Receivables                                                         32,975,113,135.29

                          Investor Interest                                                                 1,100,000,000.00
                          Adjusted Interest                                                                 1,100,000,000.00


         Floating Investor Percentage                                                                                  3.34%
         Fixed Investor Percentage                                                                                     3.34%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                              95.80%
                 30 to 59 days                                                                                         1.31%
                 60 to 89 days                                                                                         0.96%
                 90 or more days                                                                                       1.93%
                                                                                                         -------------------
                                            Total Receivables                                                        100.00%

(vii)    Investor Default Amount                                                                                6,198,475.04

(viii)   Investor Charge-Offs                                                                                           0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                0.00

(x)      Net Servicing Fee                                                                                        916,666.67

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                               8.63%

(xii)    Reallocated Monthly Principal                                                                                  0.00

(xiii)   Accumulation Shortfall                                                                                         0.00

(xiv)    Principal Funding Investment Proceeds                                                                          0.00

(xv)     Principal Funding Investment Shortfall                                                                         0.00

(xvi)    Available Investor Finance Charge Collections                                                         13,001,869.73

(xxii)   Note Rate                          Class A              1.24000%
                                            Class B              1.55000%
                                            Class C              2.28000%

-----------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-1

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                                                                      Total
-----------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                               0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                   1,248,450.00
         Class B Note Interest Requirement                     131,104.17
         Net Class C Note Interest Requirement                 235,673.68                                       1,615,227.85

(iii)    Collections of Principal Receivables                                                                 236,953,299.58

(iv)     Collections of Finance Charge Receivables                                                             18,979,822.36

(v)      Aggregate Amount of Principal Receivables                                                         32,975,113,135.29

                          Investor Interest                                                                 1,500,000,000.00
                          Adjusted Interest                                                                 1,500,000,000.00


         Floating Investor Percentage                                                                                  4.55%
         Fixed Investor Percentage                                                                                     4.55%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                              95.80%
                 30 to 59 days                                                                                         1.31%
                 60 to 89 days                                                                                         0.96%
                 90 or more days                                                                                       1.93%
                                                                                                         -------------------
                                            Total Receivables                                                        100.00%

(vii)    Investor Default Amount                                                                                8,452,465.97

(viii)   Investor Charge-Offs                                                                                           0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                0.00

(x)      Net Servicing Fee                                                                                      1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                               8.63%

(xii)    Reallocated Monthly Principal                                                                                  0.00

(xiii)   Accumulation Shortfall                                                                                         0.00

(xiv)    Principal Funding Investment Proceeds                                                                          0.00

(xv)     Principal Funding Investment Shortfall                                                                         0.00

(xvi)    Available Investor Finance Charge Collections                                                         17,729,822.36

(xxii)   Note Rate                          Class A              1.23000%
                                            Class B              1.55000%
                                            Class C              2.28000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-2

                                                   Distribution Date: 7/15/2003
                                                   Period Type:       Revolving

Section 5.2 - Supplement                                                                                                 Total
---------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                 0.00                                                 0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                     1,169,686.00
         Class B Note Interest Requirement                       115,608.50
         Net Class C Note Interest Requirement                   229,965.17                                         1,515,259.67

(iii)    Collections of Principal Receivables                                                                     211,678,280.96

(iv)     Collections of Finance Charge Receivables                                                                 16,955,307.98

(v)      Aggregate Amount of Principal Receivables                                                             32,975,113,135.29

                           Investor Interest                                                                    1,340,000,000.00
                           Adjusted Interest                                                                    1,340,000,000.00


         Floating Investor Percentage                                                                                      4.06%
         Fixed Investor Percentage                                                                                         4.06%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                  95.80%
                 30 to 59 days                                                                                             1.31%
                 60 to 89 days                                                                                             0.96%
                 90 or more days                                                                                           1.93%
                                                                                                            --------------------
                                             Total Receivables                                                           100.00%

(vii)    Investor Default Amount                                                                                    7,550,869.60

(viii)   Investor Charge-Offs                                                                                               0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                    0.00

(x)      Net Servicing Fee                                                                                          1,116,666.67

(xi)     Portfolio Yield (Net of Defaulted Receivables)*                                                                   8.63%

(xii)    Reallocated Monthly Principal                                                                                      0.00

(xiii)   Accumulation Shortfall                                                                                             0.00

(xiv)    Principal Funding Investment Proceeds                                                                              0.00

(xv)     Principal Funding Investment Shortfall                                                                             0.00

(xvi)    Available Investor Finance Charge Collections                                                             15,838,641.31

(xxii)   Note Rate                           Class A               1.29000%
                                             Class B               1.53000%
                                             Class C               2.48000%

--------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
        ---------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President